UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 24, 2020

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	207	773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Item 1.01 Entry into a Material Definitive Agreement.
Share Purchase Agreement
On January 24, 2020, WEX Inc. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with eNett International (Jersey) Limited, a Jersey limited company (“eNett”), Optal Limited, a private company limited by shares incorporated in England and Wales (“Optal”), Travelport Limited, a Bermuda exempted company (“Travelport”), Toro Private Holdings I, Ltd., a private company limited by shares incorporated in England and Wales (“Toro”), Optal, in its capacity as trustee of the PSP Group DESOP Discretionary Trust established by way of discretionary trust deed dated 28 October 2008, as amended from time to time, and the other shareholders of eNett and Optal set forth therein (together with Travelport and Toro, the “Sellers”) under which the Company has agreed to purchase eNett and Optal from the Sellers (the “Acquisition”).
Pursuant to the Purchase Agreement, and subject to the terms and conditions contained therein, at the closing of the Acquisition, the Company will acquire, directly and indirectly, all of the issued share capital of eNett and Optal from the Sellers, for an aggregate purchase price comprised of approximately $1.275 billion in cash and 2,002,450 shares of the Company’s common stock and subject to certain working capital and other adjustments as described in the Purchase Agreement.
The parties’ obligations to consummate the Acquisition are subject to customary closing conditions, including regulatory approvals. There is no financing condition to closing in the Purchase Agreement. The parties to the Purchase Agreement have each made customary warranties and covenants in the Purchase Agreement.
Each of the Company, eNett or Optal may terminate the Purchase Agreement if (i) the closing has not occurred on or prior to October 24, 2020 (subject to extension if the marketing period in connection with the Company’s financing has commenced and not been completed), (ii) an order or law permanently preventing or prohibiting the Acquisition has become final and non-appealable, (iii) the other party has breached its warranties or covenants, subject to customary materiality qualifications and abilities to cure or (iv) any governmental entity has denied a regulatory approval required for closing and such denial has become final and non-appealable. In addition, eNett or Optal may also terminate the Purchase Agreement if, upon the satisfaction of the closing conditions and the expiration of the marketing period, the Company fails to consummate the Acquisition. Upon such a termination (and in certain other limited circumstances), the Company may be required to pay eNett and Optal cash termination fees in an aggregate amount of $51,000,000.
In connection with the closing of the Acquisition, the Company and the Sellers have agreed that certain recipients of stock consideration shall enter into an investor rights agreement, which will, among other things, restrict the transfer of all shares of the Company’s common stock received by such Sellers in connection with the Acquisition for six months after the closing of the Acquisition, with half of those shares subject to transfer restrictions for an additional six months thereafter. Such Sellers will also receive customary registration rights with respect to their shares of the Company’s common stock.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is being filed as Exhibit 2.1 hereto and is incorporated herein by reference.
The Purchase Agreement has been included to provide investors and security holders with information regarding its terms and such information is limited in nature to describing the parties’ agreement with regard to the Acquisition. It is not intended to provide any other factual information about the Company, eNett, Optal, the Sellers or their respective subsidiaries and affiliates. The Purchase Agreement contains warranties by the Company, on the one hand, and by eNett, Optal and the other Sellers, on the other hand, made solely for the benefit of the other. The assertions embodied in those warranties are qualified by information in confidential disclosure schedules delivered by each party in connection with the signing of the Purchase Agreement. Moreover, certain warranties in the

Purchase Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the Company, on the one hand, and the Sellers, on the other hand. Accordingly, the warranties in the Purchase Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company at the time they were made or otherwise. In addition, information concerning the subject matter of the warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Purchase Agreement, the Acquisition, the Company, eNett, Optal, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other filings that the Company makes with the Securities and Exchange Commission (“SEC”).
Commitment Letter
In connection with the Acquisition, the Company entered into a Commitment Letter, dated as of January 24, 2020 (the “Commitment Letter”), with Bank of America, N.A. (“Bank of America”) and BofA Securities, Inc. (“BofA Securities” and, together with Bank of America, the “Commitment Parties”), pursuant to which, among other things, the Commitment Parties committed, on the terms and conditions set forth in the Commitment Letter (the “Commitments”), to provide the Company with (a) senior secured credit facilities in the aggregate amount of up to $2,796,000,000 (the “Senior Credit Facilities”) consisting of (i) up to a $1,976,000,000 seven-year term loan B facility comprised of $1,052,000,000 to fund the Acquisition (the “Acquisition Term Loans”) and $924,000,000 to be used to refinance the existing Term A-3 Loans (as defined in the Existing Credit Agreement) to the extent that the Financial Covenant Amendment Trigger (as defined below) has not occurred (the “Backstop Term Loans”) and (ii) a $820,000,000 revolving credit facility to replace the existing Revolving Credit Facility (as defined in the Existing Credit Agreement) to the extent that the Financial Covenant Amendment Trigger (as defined below) has not occurred (the “Backstop Revolving Credit Facility”) and (b) a senior unsecured bridge facility in the aggregate amount of up to $300,000,000, minus any gross cash proceeds received by the Company from the issuance of any senior unsecured notes (the “Bridge Facility” and together with the Senior Credit Facilities, the “Facilities”).
If, prior to the funding of the Facilities: (x) the Company, the Required Financial Covenant Lenders (as defined in the Existing Credit Agreement) and the Administrative Agent (as defined in the Existing Credit Agreement) have executed a definitive amendment to the Credit Agreement, dated as of July 1, 2016 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) to increase the maximum Consolidated Leverage Ratio upon closing of the Acquisition to 5.75x subject to step-downs, as further described in the Commitment Letter (the “Financial Covenant Amendment”) and all conditions precedent to the effectiveness of the Financial Covenant Amendment, other than the substantially concurrent consummation of the Acquisition and the payment of consent fees, have been satisfied (the “Financial Covenant Amendment Trigger”), (i) the Commitments with respect to the Backstop Term Loans and the Backstop Revolving Credit Facility shall be automatically and permanently reduced to zero; or (y) the Company issues common stock (or other equity on terms reasonably acceptable to the Commitment Parties) in addition to the stock consideration, the net cash proceeds of which are to be used as consideration for the Acquisition (any such issuance, an “Additional Equity Issuance”), the Commitments with respect to, at the option of the Company, the Acquisition Term Loans and/or the Bridge Facility, shall be reduced in an aggregate amount equal to the net cash proceeds actually received by the Company from such Additional Equity Issuance; provided that the commitments with respect to the Bridge Facility shall not be reduced to less than $300,000,000 unless they are reduced to $0.
The Commitments under the Commitment Letter are subject to various conditions, including (i) the consummation of the Acquisition in accordance with the Purchase Agreement in all material respects, (ii) the execution of definitive documentation consistent with the Commitment Letter, (iii) delivery of certain audited, unaudited and pro forma financial statements of the Company, eNett and Optal, (iv) subject to certain limitations, the absence of a material adverse effect on eNett or Optal, (v) the accuracy of specified representations and warranties of eNett and Optal in the Purchase Agreement and specified representations and warranties of the borrower and guarantors under the Commitments to be set forth in the definitive loan documents and (vi) other customary closing conditions. The Commitments will terminate upon the earliest of (1) 11:59 p.m. (New York City time) on the date that is two business days following the “Outside Date” (as such term is defined in the Purchase Agreement as in effect on January 24, 2020), (2) the consummation of the Acquisition without the use of the Facilities and (3) the termination of the Purchase Agreement in accordance with its terms. If funded, the Backstop Term Loans would replace the existing Term A-3 Loans (as defined in the Existing Credit Agreement) and the Backstop Revolving Credit Facility would replace the existing Revolving Credit Facility (as defined in the Existing Credit Agreement).
The foregoing description of the Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Commitment Letter, a copy of which is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The shares of the Company’s common stock to be issued and sold pursuant to the Purchase Agreement will be issued and sold in reliance on an exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and an exemption provided by Regulation S under the Securities Act.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

2.1*
Share Purchase Agreement, dated January 24, 2020, by and among WEX Inc., eNett International (Jersey) Limited, a Jersey limited company, Optal Limited, a private company limited by shares incorporated in England and Wales, Travelport Limited, a Bermuda exempted company, Toro Private Holdings I, Ltd., a private company limited by shares incorporated in England and Wales, Optal Limited, in its capacity as trustee of the PSP Group DESOP Discretionary Trust established by way of discretionary trust deed dated 28 October 2008, as amended from time to time, and the other shareholders of eNett and Optal set forth therein.

10.1	Commitment Letter, dated as of January 24, 2020, by and among WEX Inc., Bank of America, N.A., and BofA Securities, Inc.

* 104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Share Purchase Agreement.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding: the proposed Acquisition, the expected timetable for completing the Acquisition, future financial and operating results, benefits and synergies of the Acquisition, future opportunities for the combined operations and any other statements about the Company or eNett or Optal’s managements’ future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Current Report on Form 8-K, the words “may,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the ability to consummate the Acquisition; the risk that regulatory approvals required for the Acquisition are not obtained or are obtained subject to conditions that are not anticipated; the risk that the financing required to fund the Acquisition is not obtained; the risk that the conditions to the closing of the Acquisition are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Acquisition; uncertainties as to the timing of the Acquisition; competitive responses to the proposed Acquisition; uncertainty of the expected financial performance of the combined operations following completion of the proposed Acquisition; the ability to successfully integrate the Company’s and eNett and Optal’s operations and employees; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; as well as other risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2018, filed on Form 10-K with the Securities and Exchange Commission on March 18, 2019. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases, other than the Acquisition. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: January 24, 2020	By:	/s/ Roberto Simon
Roberto Simon
Chief Financial Officer (principal financial officer and principal accounting officer)